EQ ADVISORS TRUST - AXA STRATEGIC ALLOCATION PORTFOLIOS

SUPPLEMENT DATED AUGUST 1, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the above-referenced Prospectus of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

(collectively, the “Portfolios”)

The purpose of this Supplement is to provide you with information about: (1) changes to the Underlying Portfolios in which the Portfolios may invest; (2) a change to the contractual fee the Portfolios pay AXA Equitable for administrative services to the Portfolios; and (3) changes to the Portfolios’ distribution arrangements.

Information Regarding Changes to the Underlying Portfolios

Effective August 1, 2010, the list of Underlying Portfolios in which the Portfolios may invest included in the section of the Prospectus “The Portfolios at a Glance” is revised to reflect the following changes:

Additions to “Equities”:

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

ATM International Portfolio

Additions to “Fixed Income”:

ATM Core Bond Portfolio

ATM Government Bond Portfolio

Effective August 1, 2010, the following information is added to the section of the Prospectus entitled “Information Regarding the Underlying Portfolios – Fixed Income”:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital U.S. Aggregate Bond Index and U.S. government securities.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•     Credit Risk

•     Derivatives Risk

•     Exchange Traded Funds Risk

•     Index Strategy Risk

•     Interest Rate Risk

•     Investment Grade Securities Risk

•     Leveraging Risk

•     Liquidity Risk

•     Mortgage-Backed and Asset-Backed Securities Risk

•     Risks Related to Investments In Other Investment Companies

•     Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

•     Credit Risk

•     Derivatives Risk

•     Exchange Traded Funds Risk

•     Index Strategy Risk

•     Interest Rate Risk

•     Investment Grade Securities Risk

•     Leveraging Risk

•     Liquidity Risk

•     Risks Related to Investments In Other Investment Companies

•     Short Sales Risk

Information About Additional Investment Strategies

In the section of the Prospectus entitled “More Information About Investment Strategies & Risks – Additional Strategies – Cash and Short Term Investments,” the following is added:

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the Investment Company Act of 1940.

Information About the Administrative Services Fees of the Portfolios

Effective August 1, 2010, the fourth sentence in the “Management of the Trust - Management Fees” section of the Prospectus is deleted and replaced with the following:

For these administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a fee at an annual rate of 0.150% of the average daily net assets of the Portfolio, plus an additional $32,500.

Information About the Portfolios’ Distribution Arrangements

Effective August 1, 2010, the second paragraph in the “Dividends and Other Distributions – Additional Information – Compensation to Securities Dealers” section of the Prospectus is deleted in its entirety and replaced with the following:

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares.

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